Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Income Funds® (“Income Funds”)
Neuberger Berman Alternative and Multi-Asset Class Funds® (“Alternative Funds”)
Neuberger Berman Advisers Management Trust® (“AMT Funds”)

Supplement to the Statements of Additional Information of Equity Funds, Income Funds, Alternative Funds and AMT Funds, each as amended and supplemented

Effective immediately, the following is added as a new paragraph to the “Investment Information - Additional Investment Information” section of the Equity Funds’ Statement of Additional Information:
Thermal Coal Policy.  The Funds (except for Neuberger Berman Greater China Fund and Neuberger Berman Sustainable Equity Fund) prohibit investment in securities issued by companies that have more than 25% of revenue derived from thermal coal mining or are expanding new thermal coal power generation, as determined by internal screens.
Effective immediately, the following is added as a new paragraph to the “Investment Information - Additional Investment Information” section of the Alternative Funds’ Statement of Additional Information:
Thermal Coal Policy.  The Funds (except for Neuberger Berman Absolute Return Multi-Manager Fund with respect to the Fund’s assets allocated to unaffiliated sub-advisers) prohibit investment in securities issued by companies that have more than 25% of revenue derived from thermal coal mining or are expanding new thermal coal power generation, as determined by internal screens.
Effective immediately, the following is added as a new paragraph to the “Investment Information - Additional Investment Information” section of the AMT Funds’ Statement of Additional Information:
Thermal Coal Policy.  The Funds prohibit investment in securities issued by companies that have more than 25% of revenue derived from thermal coal mining or are expanding new thermal coal power generation, as determined by internal screens.
Effective immediately, the section entitled “Policies and Limitations” under the “Impact and ESG Criteria Risk” in the “Investment Information - Additional Investment Information” section of the Income Funds’ Statement of Additional Information is deleted and replaced in its entirety with the following:
Policies and Limitations.  The Funds (except for Neuberger Berman Emerging Markets Debt Fund) prohibit investment in securities issued by companies that have more than 25% of revenue derived from thermal coal mining or are expanding new thermal coal power generation, as determined by internal screens.  Neuberger Berman Emerging Markets Debt Fund has adopted a policy to avoid issuers that, fall into certain ESG categories (i.e., controversial weapons (anti-personnel mines, cluster weapons, depleted uranium, nuclear weapons, white phosphorus, biological and chemical weapons), child labor and the tobacco industry.  Neuberger Berman Emerging Markets Debt Fund has adopted a phase out policy that currently prohibits investment in securities issued by companies that have more than 25%

of revenue derived from thermal coal mining or are expanding new thermal coal power generation, as determined by internal screens, with this revenue threshold declining to 10% by 2022.  The Neuberger Berman Emerging Markets Debt Fund also prohibits investments in issuers in the power generation industry that use thermal coal as an energy source for more than 95% of their installed power generation capacity, are expanding into new thermal coal power generation, or whose expansionary capital expenditure budgets do not include a minimum threshold for non-coal investments, each as determined by internal  screens.

The date of this supplement is October 5, 2020.

Please retain this supplement for future reference.

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